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                                                                  EXHIBIT 25.1

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ___________

                         ------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                NEW YORK                                         13-4941247
   (Jurisdiction of Incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                    Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                               10006
(Address of principal                                          (Zip Code)
executive offices)

                             BANKERS TRUST COMPANY
                             LEGAL DEPARTMENT
                             130 LIBERTY STREET, 31ST FLOOR
                             NEW YORK, NEW YORK  10006
                             (212) 250-2201
             (Name, address and telephone number of agent for service)

                        ---------------------------------

                   QWEST COMMUNICATIONS INTERNATIONAL, INC.
              (Exact name of obligor as specified in its charter)

  DELAWARE                                               84-0978360
  (State or other jurisdiction of                        (I.R.S. employer
  Incorporation or organization)                         Identification no.)


  555 SEVENTEENTH STREET
  DENVER, CO                                                80202
  (Address of principal executive offices)               (Zip Code)

                                                         25-2


                        9.47% SENIOR DISCOUNT NOTES DUE 2007
                      (Title of the indenture securities)




ITEM 1.   GENERAL INFORMATION.
              Furnish the following information as to the trustee.

            (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                              ADDRESS
              ----                                              -------
              Federal Reserve Bank (2nd District)               New York, NY
              Federal Deposit Insurance Corporation             Washington, D.C.
              New York State Banking Department                 Albany, NY

            (b) Whether it is authorized to exercise corporate trust powers.

                Yes.

ITEM 2.       AFFILIATIONS WITH OBLIGOR.

             If the obligor is an affiliate of the Trustee, describe each such affiliation.

             None.

ITEM 3.-15.  NOT APPLICABLE

ITEM 16.     LIST OF EXHIBITS.

            EXHIBIT 1 - Restated Organization Certificate of Bankers Trust Company dated August 7, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 20, 1996, incorporated by referenced to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 19, 1997, incorporated by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-32935.

            EXHIBIT 2 - Certificate of Authority to commence business Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


            EXHIBIT 3 - Authorization of the Trustee to exercise corporate trust powers Incorporated herein by reference to Exhibit

                                                         25-3

                        2 filed with Form T-1 Statement, Registration No. 33-21047.

            EXHIBIT 4 - Existing By-Laws of Bankers Trust Company, as amended on February 18, 1997, Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-24509-01.






            EXHIBIT 5 - Not applicable.

            EXHIBIT 6 - Consent of Bankers Trust Company required by Section 321(b) of the Act. Incorporated herein by reference to
                        Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

            EXHIBIT 7 - The latest report of condition of Bankers Trust Company dated as of September 30, 1997, as attached hereto.

            EXHIBIT 8 - Not Applicable.

            EXHIBIT 9 - Not Applicable.














                                    SIGNATURE



        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the __th day of December, 1997.


                                            BANKERS TRUST COMPANY

                                                         25-4

                                            By: /s/ MELISSA KAYE ADELSON
                                               -------------------------------
                                                   Melissa Kaye Adelson
                                                   Vice President


                                                                     EXHIBIT 7

                                                         25-5





Legal Title of Bank:  Bankers Trust Company        Call Date:   09/30/97        ST-BK: 36-4840       FFIEC 031
Address:              130 Liberty Street                  Vendor ID: D          CERT:  00623         Page RC-1
City, State    ZIP:   New York, NY  10006                                                     11
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                         C400
                                                   Dollar Amounts in Thousands                              RCFD    Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------

ASSETS                                                                                                     //////////////////
  1.    Cash and balances due from depository institutions (from Schedule RC-A):                           //////////////////
         a.   Noninterest-bearing balances and currency and coin (1) ................                       0081      1,526,000 1.a.
         b.   Interest-bearing balances (2) .........................................                       0071      2,591,000 1.b.
  2.    Securities:                                                                                        //////////////////
         a.   Held-to-maturity securities (from Schedule RC-B, column A) ............                       1754              0 2.a.
         b.   Available-for-sale securities (from Schedule RC-B, column D)...........                       1773      3,903,000 2.b.
  3.    Federal funds sold and securities purchased under agreements to resell.......                       1350     29,339,000 3.
  4.    Loans and lease financing receivables:                                                             //////////////////
        a.   Loans and leases, net of unearned income (from Schedule RC-C)     RCFD  2122   19,343,000     //////////////////  4.a.
        b.   LESS:   Allowance for loan and lease losses.......................RCFD  3123      723,000     //////////////////  4.b.
        c.   LESS:   Allocated transfer risk reserve ..........................RCFD  3128            0     //////////////////  4.c.
        d.   Loans and leases, net of unearned income,                                                     //////////////////
             allowance, and reserve (item 4.a minus 4.b and 4.c) ........................                   2125     18,620,000 4.d.
  5.   Trading Assets (from schedule RC-D)  .............................................                   3545     43,032,000 5.
  6.   Premises and fixed assets (including capitalized leases) .........................                   2145        766,000 6.
  7.   Other real estate owned (from Schedule RC-M) .....................................                   2150        186,000 7.





                                                         25-6

  8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)             2130         59,000 8.
  9.   Customers' liability to this bank on acceptances outstanding .....................                   2155        703,000 9.
 10.   Intangible assets (from Schedule RC-M) ...........................................                   2143         84,000 10.
 11.   Other assets (from Schedule RC-F) ................................................                   2160      5,343,000 11.
 12.   Total assets (sum of items 1 through 11) .........................................                   2170    106,152,000 12.


--------------------------
(1)     Includes cash items in process of collection and unposted debits.
(2)     Includes time certificates of deposit not held for trading.


Legal Title of Bank:  Bankers Trust Company               Call Date: 09/30/97   ST-BK:    36-4840           FFIEC  031
Address:              130 Liberty Street                         Vendor ID: D   CERT:  00623                Page  RC-2
City, State Zip:      New York, NY  10006                                                                   12
FDIC Certificate No.: |  0 |  0 |  6 |  2 |  3

SCHEDULE RC--CONTINUED
                                                                   Dollar Amounts in Thousands     ////////    Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES                                                                                        ////////////////////////
13.    Deposits:                                                                                   ////////////////////////
       a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)       RCON 2200    22,016,000  13.a.
              (1)  Noninterest-bearing(1) .....................RCON 6631     2,272,000.........    //////////////////////// 13.a.(1)
        (2)  Interest-bearing .................................RCON 6636    19,744,000.........    //////////////////////// 13.a.(2)
       b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E       ////////////////////////
              part II)                                                                             RCFN 2200    26,396,000  13.b.
        (1)  Noninterest-bearing ..............................RCFN 6631       1,304,000           //////////////////////// 13.b.(1)
        (2)  Interest-bearing .................................RCFN 6636      25,092,000           //////////////////////// 13.b.(2)
14.    Federal funds purchased and securities sold under agreements to repurchase                  RCFD 2800    11,779,000  14.
15.    a.   Demand notes issued to the U.S. Treasury ..............................................RCON 2840             0  15.a.
       b.   Trading liabilities (from Schedule RC-D)...............................................RCFD 3548    23,059,000  15.b.
16.    Other borrowed money (includes mortgage indebtedness and obligations under capitalized
       leases):                                                                                    ////////////////////////
       a.   With a remaining maturity of one year or less .........................................RCFD 2332     6,391,000  16.a.
       b.   With a remaining maturity of more than one year  through three years...................A547            369,000  16.b.
       c.   With a remaining maturity of more than three years.....................................A548          3,176,000  16.c
17.    Not Applicable.                                                                             ///////////////////////  17.





                                                         25-7

18.    Bank's liability on acceptances executed and outstanding ...................................RCFD 2920       703,000  18.
19.    Subordinated notes and debentures (2).......................................................RCFD 3200     1,250,000  19.
20.    Other liabilities (from Schedule RC-G) .....................................................RCFD 2930     5,222,000  20.
21.    Total liabilities (sum of items 13 through 20) .............................................RCFD 2948   100,361,000  21.
22.    Not Applicable                                                                              ////////////////////////
                                                                                                   //////////////////////// 22.
EQUITY CAPITAL                                                                                     ////////////////////////
23.    Perpetual preferred stock and related surplus ..............................................RCFD 3838     1,000,000  23.
24.    Common stock ...............................................................................RCFD 3230     1,202,000  24.
25.    Surplus (exclude all surplus related to preferred stock) ...................................RCFD 3839       540,000  25.
26.    a.   Undivided profits and capital reserves ................................................RCFD 3632     3,409,000  26.a.
       b.   Net unrealized holding gains (losses) on available-for-sale securities ................RCFD 8434        15,000  26.b.
27.    Cumulative foreign currency translation adjustments ........................................RCFD 3284      (375,000) 27.
28.    Total equity capital (sum of items 23 through 27) ..........................................RCFD 3210     5,791,000  28.
29.    Total liabilities and equity capital (sum of items 21 and 28)...............................RCFD 3300   106,152,000  29.


Memorandum
To be reported only with the March Report of Condition.



 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 1996

      Number                 ......................RCFD 6724        N/A      M.1


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

                                                         25-8
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work


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(1) Including total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.